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                                                                               .
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                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A

Name of Fund                                                  Effective Date
------------                                                  --------------
Schwab 1000 Fund                                              May 1, 1993
Schwab Long-Term Government Bond Fund                         May 1, 1993
Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                                       May 1, 1993
Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government Bond Fund)                             May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                               May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                           May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                          May 1, 1993
Schwab YieldPlus Fund                                         July 21, 1999
Schwab GNMA Fund                                              January 27, 2003
Schwab California Tax-Free YieldPlus Fund                     November 15, 2004
Schwab Tax-Free YieldPlus Fund                                November 15, 2004
Schwab Inflation Protected Fund                               January 21, 2006
Schwab Managed Account Portfolios                             September 15, 2006

                                              SCHWAB INVESTMENTS

                                              By:
                                                   -----------------------------
                                              Name:    Kimon Daifotis
                                              Title:   Senior Vice President and
                                                       Chief Investment Officer

                                              CHARLES SCHWAB & CO., INC.


                                              By:
                                                   -----------------------------
                                              Name:    Fred Potts
                                              Title:   Senior Vice President

Dated: May 24, 2006

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES




Name of Fund                                Fee
------------                                ---

Schwab 1000 Fund -- Investor Shares         Twenty one-hundredths of one percent
                                            (.20%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab 1000 Fund -- Select Shares TM        Five one-hundredths of one percent
                                            (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Total Bond Market Fund               Twenty one-hundredths of one percent
 (Formerly known as Schwab Total Bond       (.20%) of the Fund's average annual
  Market Index Fund; and Schwab             net assets, calculated and payable
  Long-Term Government                      on a monthly basis
  Bond Fund)

Schwab Short-Term Bond Market Fund          Twenty one-hundredths of one percent
 (Formerly known as Schwab Short-Term       (.20%) of the Fund's average annual
 Bond Market Index Fund; and                net assets, calculated and payable
 Schwab Short/Intermediate                  on a monthly basis
 Government Bond Fund)

Schwab Long-Term California                 Twenty one-hundredths of one percent
  Tax-Free Bond Fund                        (.20%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Short/Intermediate                   Twenty one-hundredths of one percent
  California Tax-Free Bond Fund             (.20%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Long-Term Tax-Free Bond Fund         Twenty one-hundredths of one percent
                                            (.20%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Short/Intermediate                   Twenty one-hundredths of one percent
  Tax-Free Bond Fund                        (.20%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab YieldPlus Fund -- Investor Shares    Twenty one-hundredths of one percent
                                            (.20%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab YieldPlus Fund -- Select Shares      Five one-hundredths of one percent
                                            (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis


Schwab GNMA Fund -- Investors Shares        Twenty one-hundredths of one percent
                                            (.20%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab GNMA Fund -- Select Shares           Five one-hundredths of one percent
                                            (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab California Tax-Free                  Twenty one-hundredths of one percent
 YieldPlus Fund --                          (.20%) of the class's average annual
 Investors Shares                           net assets, calculated and payable
                                            on a monthly basis

Schwab California Tax-Free                  Five one-hundredths of one percent
 YieldPlus Fund --                          (.05%) of the class's average annual
 Select Shares                              net assets, calculated and payable
                                            on a monthly basis

Schwab Tax-Free YieldPlus Fund --           Twenty one-hundredths of one percent
 Investors Shares                           (.20%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Tax-Free YieldPlus Fund --           Five one-hundredths of one percent
 Select Shares                              (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Inflation Protected Fund --          Twenty one-hundredths of one percent
 Investor Shares                            (.20%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Inflation Protected Fund --          Five one-hundredths of one percent
 Select Shares                              (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Managed Account Portfolios --        Five one-hundredths of one percent
 Bond Shares                                (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis


Schwab Managed Account Portfolios --        Five one-hundredths of one percent
 Municipal Bond Shares                      (.05%) of the class's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

                                            SCHWAB INVESTMENTS

                                            By:
                                                --------------------------------
                                            Name:    Kimon Daifotis
                                            Title:   Senior Vice President and
                                                     Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                 -------------------------------
                                            Name:    Fred Potts
                                            Title:   Senior Vice President

Dated:  May 24, 2006